UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 1, 2014

CSI Compressco LP
(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3809 S. FM 1788
Midland, Texas 79706
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (432) 563-1170

Compressco Partners, L.P.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 1, 2014, Compressco Partners, L.P. (the “Partnership”) changed its name to CSI Compressco LP. The Partnership filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Limited Partnership (the “LP Certificate of Amendment”) and the Partnership’s general partner executed Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement Amendment”) to effectuate and reflect the name change. The LP Certificate of Amendment and the Partnership Agreement Amendment are attached hereto as Exhibits 3.1 and 3.2, respectively.

Additionally, effective on December 1, 2014, the Partnership’s general partner (the “General Partner”) changed its name from Compressco Partners GP Inc. to CSI Compressco GP Inc. The General Partner filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Incorporation (the “GP Certificate of Amendment”) and the General Partner’s Board of Directors adopted the Second Amended and Restated Bylaws of CSI Compressco GP Inc. (the “Second A&R Bylaws”) to effectuate and reflect the name change. The GP Certificate of Amendment and the Second A&R Bylaws are attached hereto as Exhibits 3.3 and 3.4, respectively.

On December 1, 2014, the Partnership’s trading symbol for its common units, which are currently listed on the NASDAQ Global Select Market, changed from GJSK to CCLP. The change in trading symbol is related solely to the change in partnership name described above. The new CUSIP number for the Partnership’s common units is 12637A 103.

A copy of the press release announcing the changes in the Partnership’s name and trading symbol and the General Partner’s name is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amendment to the Certificate of Limited Partnership of Compressco Partners, L.P.
3.2	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Compressco Partners, L.P.
3.3	Certificate of Amendment to the Certificate of Incorporation of Compressco Partners GP Inc.
3.4	Second Amended and Restated Bylaws of Compressco Partners GP Inc.
99.1	Press Release issued by CSI Compressco LP dated December 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP
By:	CSI Compressco GP Inc., its general partner
By:	/s/Timothy A. Knox
Timothy A. Knox
President
Date: December 1, 2014

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to the Certificate of Limited Partnership of Compressco Partners, L.P.
3.2	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Compressco Partners, L.P.
3.3	Certificate of Amendment to the Certificate of Incorporation of Compressco Partners GP Inc.
3.4	Second Amended and Restated Bylaws of Compressco Partners GP Inc.
99.1	Press Release issued by CSI Compressco LP dated December 1, 2014

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